UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2015

STATIONDIGITAL CORPORATION

(formerly known as Alarming Devices, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-157010	26-3062327
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

_Highland Park Two, 5700 Oakland Ave, #200, St. Louis, Missouri, 63110_

(Address of principal executive offices)

Registrant's telephone number, including area code:  (855) 782-8466

Copy of correspondence to:

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant.

On July 2, 2015, StationDigital Corporation (the “Company”) dismissed De Joya Griffith, LLC (“De Joya”), as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved of the dismissal. De Joya’s reports on the Company’s financial statements for the fiscal year ended December 31, 2014, contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of De Joya for the fiscal year ended December 31, 2014, indicated conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the period from July 8, 2014 (the date of De Joya’s appointment as the Company’s independent registered public accounting firm) through December 31, 2014 and the interim period from January 1, 2015 through the effective date of De Joya’s termination, there were no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods. Also during the same period, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

We provided De Joya with a copy of this disclosure before its filing with the SEC and requested that De Joya provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. We received a letter from De Joya stating that it agrees with the above statements, which is attached hereto as Exhibit 16.01.

New Independent Accountants

The Company’s Board of Directors appointed Friedman LLP (“Friedman”) as the Company’s new independent registered public accounting firm effective as of July 3, 2015. During the two most recent fiscal years and through the date of engagement, the Company did not consult with Friedman regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)). Prior to engaging Friedman, Friedman did not provide the Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from De Joya to Friedman.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits.

16.01	Letter from De Joya Griffith, LLC to the SEC, dated as of July 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2015	STATIONDIGITAL CORPORATION

	By:	/s/ Edward Storm
Name: Edward Storm
Title: Chief Operating Officer